Exhibit 99.28

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-F

KEY PERFORMANCE FACTORS
November 30, 2000



Expected B Maturity 9/15/05


Blended Coupon 6.7503%


Excess Protection Level
3 Month Average   6.27%
November, 2000   6.60%
October, 2000   6.40%
September, 2000   5.80%


Cash Yield19.81%


Investor Charge Offs 4.46%


Base Rate 8.75%


Over 30 Day Delinquency 5.24%


Seller's Interest11.84%


Total Payment Rate13.77%


Total Principal Balance$56,372,819,075.31


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$6,672,128,513.82